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                                                                   EXHIBIT 10.2

                     FIRST AMENDMENT TO AGREEMENT OF MERGER

                 This First Amendment to Agreement of Merger (this "Amendment") is entered into as of December 15, 1993, by and among WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust ("WRI"), WRI/POST OAK, INC., a Texas corporation ("Newco") (which is a wholly-owned subsidiary of WRI), POST OAK CENTER, INC., a Texas corporation ("POCI"), "B" BUILDING, INC., a Texas corporation ("B Building"), and the POCI Shareholders and B Building Shareholders identified on the signature pages hereof.

                 WHEREAS, WRI, Newco, POCI, B Building, the POCI Shareholders, and the B Building Shareholders have entered into that certain Agreement of Merger, dated October 1, 1993 (the "Agreement of Merger"); and

                 WHEREAS, the parties hereto desire to amend the Agreement of Merger as hereinafter set forth.

                 NOW, THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. All references to "December 15, 1993" contained in the Agreement of Merger shall be amended to read "December 22, 1993", including, without limitation, the following:

                          a. Section 1.3.2., relating to the date by which POCI shall re-designate in writing the Transferred POCI Liabilities;

                          b. Section 1.5.1., relating to the date by which a written agreement signed by all POCI Shareholders and B Building Shareholders agreeing to the dollar amount of the Agreed Value of B Building Stock must be submitted to Newco;

                          c. Section 2.2., relating to the deadline for Newco to decide, in its sole discretion, whether POCI, B Building, and the Property are satisfactory to Newco so as to proceed with the Closing, and the deadline for Newco to deliver a written notice of termination if it elects to terminate the Agreement of Merger; and

                          d. Section 4.1.4., relating to the date by which POCI shall notify Newco of the issuance of additional shares of POCI Stock to
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                                  current POCI Shareholders in exchange for the
                                  cancellation of indebtedness owing from POCI to such POCI Shareholders.

                 2. This Amendment may be executed in counterparts and, as executed, shall constitute one agreement binding on all of the parties hereto notwithstanding that all said parties are not signatory to the original or same counterpart.

                 3. A facsimile, telecopy or other reproduction of this Amendment may be executed by the parties and shall be considered valid, binding and effective for all purposes. At the request of any party hereto, the parties agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction.

                 4. Unless otherwise herein defined, capitalized terms used in this Amendment shall have the same meanings as ascribed to such term in the Agreement of Merger.

                 5. Except as herein amended, the Agreement of Merger shall remain valid and subsisting in accordance with its terms. In the event of any conflict or inconsistency between this Amendment and the Agreement of Merger, the provisions of this Amendment shall govern and control.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


WRI/POST OAK, INC.                      WEINGARTEN REALTY INVESTORS


By:     /s/  M. CANDACE DuFOUR          By:   /s/  BILL ROBERTSON JR.
    ________________________________        ________________________________
Name:        M. Candace DuFour          Name:      Bill Robertson Jr.
Title:         Vice President           Title:  Executive Vice President





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"B" BUILDING, INC.                      POST OAK CENTER, INC.

By:     /s/  GAYLORD JOHNSON JR.        By:    /s/  MORTON L. SUSMAN
    ________________________________        ________________________________
Name:        Gaylord Johnson Jr.        Name:       Morton L. Susman
Title:           President              Title:         President





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                               POCI SHAREHOLDERS

                                        Texas Commerce Bank, Trustee of the
                                        Nina Susman Trust (but not in any other
                                        capacity)

    /s/  OSCAR S. WYATT, JR.            By:            ELLEN TIPTON
___________________________________         ____________________________________
         Oscar S. Wyatt, Jr.            Name:          Ellen Tipton
                                        Title:  Vice President and Trust Officer


     /s/  DOUGLAS WYATT, Trustee
___________________________________
          Douglas Wyatt, Trustee                 /s/  NINA M. SUSMAN
                                        ________________________________________
                                                      Nina M. Susman

     /s/   LYNN S. WYATT
___________________________________
           Lynn S. Wyatt                      /s/   GAYLORD JOHNSON, JR.
                                        ________________________________________
                                                    Gaylord Johnson, Jr.


THE ESTATE OF ALEXANDER HART                /s/    STEVEN C. GRANT, Trustee
SACKTON, DECEASED                       ________________________________________
                                        Steven C. Grant, Trustee of the Gaylord
By:  NationsBank of Texas, N.A.,        Johnson, Jr. 1979 Children's Trust
     Independent Executor (But
     Not in Any Other Capacity)

     By: /s/  JAMES K. O'CONNELL              /s/   GAIL J. SERRELL
         ___________________________    ________________________________________
     Name:    James K. O'Connell                    Gail J. Serrell
     Title:     Vice President
                                              /s/   ROBERT T. SAKOWITZ
                                        ________________________________________
                                                    Robert T. Sakowitz






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                            B BUILDING SHAREHOLDERS



     /s/  NINA M. SUSMAN                THE ESTATE OF ALEXANDER HART
___________________________________     SACKTON, DECEASED
          Nina M. Susman

   /s/  ROBERT T. SAKOWITZ              By:  NationsBank of Texas, N.A.,
___________________________________          Independent Executor (But
        Robert T. Sakowitz                   Not in Any Other Capacity)

  /s/  GAYLORD JOHNSON, JR.                  By:   /s/  JAMES K. O'CONNELL
___________________________________              _______________________________
       Gaylord Johnson, Jr.                  Name:      James K. O'Connell
                                             Title:       Vice President


                                                  /s/  GAIL J. SERRELL
                                        ________________________________________
                                                       Gail J. Serrell







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